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                                                                  EXHIBIT 10.1


[LETTERHEAD]

                                                            September 26, 1997

Garry Betty
President & CEO
EarthLink Network


Dear Garry,

This letter is to formalize the interim arrangements, detailed below, which were agreed upon in the recent interchanges between EarthLink and UUNET. Please sign below showing your concurrence and return.

   1. EarthLink and UUNET will make reasonable and good faith efforts to negotiate a new five-year agreement to be entered into no later than 12/31/97.

   2. EarthLink will not invoke the early termination clause in the current agreement between EarthLink and UUNET prior to 9/1/98.

   3. All new EarthLink subscribers between now and 12/31/97 will be on the UUNET network. Exceptions to this include (a) those EarthLink members in Southern California, or (b) those EarthLink members who are
       (1) negatively impacted by UUNET's Access Control Server (ACS) and
       (2) located where no UUNET Dial Access Network (DAN) alternative exists.

   4. UUNET will waive the revenue monthly minimums, the excess hours fees, and PSU targets in the current agreement for 7/1/97 through 12/31/97.

   5.  The price per Peak Simultaneous User will be $180.00 through 12/31/97.

   6. EarthLink will make reasonable efforts to move all existing subscribers to the new UUNET dial access network by 12/31/97.

   7. UUNET will issue a credit to EarthLink in the amount of $150,000 for that portion of the June 1997 billing that is the result of the missed Target PSU's.

   8. Each of these terms is dependent upon agreement with respect to all other terms.

                                       Best regards,


                                       /s/ CLINT HEIDEN
                                       ------------------------------
                                       Clint Heiden
                                       Vice President, U.S. Sales
                                       UUNET



                                       /s/ CHARLES G. BETTY
                                       ------------------------------
                                       Garry Betty
                                       President & CEO
                                       EarthLink Network